UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2018

ANDREA ELECTRONICS
CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-4324	11-0482020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

620 Johnson Avenue Suite 1B, Bohemia, New York 11716
(Address of principal executive offices) (Zip Code)

(631) 719-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders of Andrea Electronics Corporation (the “Company”) was held on October 16, 2018.

(b) The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.	The following individuals were elected as directors, to serve until the next annual meeting of stockholders by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes[1]
Douglas J. Andrea	16,233,848	14,159,072	30,998,630
Gary A. Jones	16,263,840	14,129,080	30,998,630
Louis Libin	16,263,840	14,129,080	30,998,630
Joseph J. Migliozzi	16,262,890	14,130,030	30,998,630
Jonathan D. Spaet	16,263,840	14,129,080	30,998,630

2.	The vote on the approval of the Andrea Electronics 2018 Equity Compensation Plan which resulted in non-approval was as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes[1]
14,596,242	15,507,544	289,134	30,998,630

3.	The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
58,965,047	1,553,370	873,133

There were no broker non-votes on the proposal.

4.	The vote on the non-binding resolution to approve the compensation of the named executive officers was as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes[1]
15,705,461	14,185,799	501,660	30,998,630
____________________

1 A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ANDREA ELECTRONICS CORPORATION
(Registrant)

Date: October 18, 2018	By:	/s/ Corisa L. Guiffre
Corisa L. Guiffre
Vice President and Chief Financial Officer